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                       SECURITIES AND EXCHANGE COMMISSION
                              EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 21, 2000


                         SPEECHWORKS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                 000-31097                 04-3239151
---------------            -----------            ------------------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)           Identification No.)
incorporation)


                     695 Atlantic Avenue, Boston, MA 02111
                     -------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 428-4444
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ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

  See Exhibit Index attached hereto.

ITEM  9.  REGULATION FD DISCLOSURE

  On December 21, 2000, SpeechWorks International, Inc. announced its plans to acquire Eloquent Technology, Inc. pursuant to an Agreement and Plan of Merger dated as of December 19, 2000. See the press release attached hereto as Exhibit 99.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SPEECHWORKS INTERNATIONAL, INC.


Date:  December 21, 2000                   By: /s/ Stuart R. Patterson
                                              ----------------------------
                                           Name: Stuart R. Patterson
                                           Title: Chief Executive Officer
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                                 EXHIBIT INDEX


Exhibit Number      Description                          Sequential Page Number
--------------      -----------                          ----------------------

99                  Press Release dated December 21, 2000       5